SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 26, 1999
                                                          ----------------

                         MEMC ELECTRONIC MATERIALS, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                          1-13828                             56-1505767
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(State or other           (Commission File Number)                 (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                           No.)


501 Pearl Drive, St. Peters, Missouri                                   63376
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (314) 279-5000
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                                (Not Applicable)
                              ---------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     MEMC TO RELEASE FIRST QUARTER 1999 RESULTS ON OR BEFORE APRIL 12, 1999
                    Rights Offering Expiration Date Extended

     MEMC Electronic Materials, Inc. issued a news release on March 26, 1999 announcing its intention to pre-announce information regarding first quarter 1999 revenues and net earnings on or before the close of business on April 12, 1999. The Company also announced that it has extended the expiration of its on-going rights offering from April 8 and April 13, 1999, respectively, for foreign and domestic rights holders, to 5:00 p.m. eastern daylight time on April 13 and April 16, 1999, respectively. This news release is incorporated herein by reference to Exhibit 99.1 attached hereto.


Item 7.  Financial Statements and Exhibits

       C.  Exhibits

           Exhibit No.   Description
           -----------   -------------------------------------------------------

           99.1          News release issued by MEMC Electronic Materials, Inc.
                         dated March 26, 1999


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEMC Electronic Materials, Inc.

Date:  March 26, 1999                           /s/ James M. Stolze
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                                                James M. Stolze
                                                Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

     These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:

     Exhibit No.               Description
     -----------               -----------

     99.1 News release issued by MEMC Electronic Materials, Inc. dated March 26, 1999